Exhibit 99.1

ROBBINS GELLER RUDMAN

& DOWD LLP

TRAVIS E. DOWNS III (148274)

BENNY C. GOODMAN III (211302)

LAURIE L. LARGENT (153493)

CHRISTOPHER D. STEWART (270448)

655 West Broadway, Suite 1900

San Diego, CA 92101

Telephone: 619/231-1058

619/231-7423 (fax)

Lead Counsel for Plaintiffs and Counsel for Plaintiffs

Construction Industry and Laborers Joint Pension Trust

[Additional counsel appear on signature page.]

SUPERIOR COURT OF THE STATE OF CALIFORNIA

COUNTY OF SAN MATEO

In re SCICLONE PHARMACEUTICALS, INC. SHAREHOLDER DERIVATIVE LITIGATION This Document Relates To: ALL ACTIONS.	) ) ) ) ) ) ) ) )

Master File No. CIV 499030

(Consolidated with Case Nos. 499240

and 499289)

NOTICE OF PROPOSED SETTLEMENT

Judge:               Hon. Marie S. Weiner

Assigned to:     Dept. 2 (for all purposes)

Action Filed:    Sept. 22, 2010

NOTICE OF PROPOSED SETTLEMENT

TO:	ALL CURRENT RECORD SHAREHOLDERS OF THE COMMON STOCK OF SCICLONE PHARMACEUTICALS, INC. (“SCICLONE” OR THE “COMPANY”) AS OF OCTOBER 3, 2011, (THE “RECORD DATE”) (“CURRENT SCICLONE SHAREHOLDERS”).

PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. THIS NOTICE RELATES TO A PROPOSED SETTLEMENT AND DISMISSAL OF THE ABOVE-CAPTIONED SHAREHOLDERS DERIVATIVE ACTION (THE “ACTION”) AND CONTAINS IMPORTANT INFORMATION REGARDING YOUR RIGHTS. YOUR RIGHTS MAY BE AFFECTED BY THESE LEGAL PROCEEDINGS. IF THE COURT APPROVES THE SETTLEMENT, YOU WILL BE FOREVER BARRED FROM CONTESTING THE APPROVAL OF THE PROPOSED SETTLEMENT AND FROM PURSUING THE RELEASED CLAIMS.

IF YOU HOLD SCICLONE COMMON STOCK FOR THE BENEFIT OF ANOTHER, PLEASE PROMPTLY TRANSMIT THIS DOCUMENT TO SUCH BENEFICIAL OWNER.

THE COURT HAS MADE NO FINDINGS OR DETERMINATIONS CONCERNING THE MERITS OF THE ACTION. THE RECITATION OF THE BACKGROUND AND CIRCUMSTANCES OF THE SETTLEMENT CONTAINED HEREIN DOES NOT CONSTITUTE THE FINDINGS OF THE COURT. IT IS BASED ON REPRESENTATIONS MADE TO THE COURT BY COUNSEL FOR THE PARTIES.

Notice is hereby provided to you of the proposed settlement (the “Settlement”) of the above-referenced shareholder derivative lawsuit. This Notice is provided by Order of the California Superior Court for the County of San Mateo (the “Court”). It is not an expression of any opinion by the Court. It is to notify you of the terms of the proposed Settlement, and your rights related thereto.

I.	WHY THE COMPANY HAS ISSUED THIS NOTICE

Your rights may be affected by the Settlement of the action styled In re SciClone Pharmaceuticals, Inc. Shareholder Derivative Litigation, Master File No. Civ 499030. Plaintiffs Construction Industry and Laborers Joint Pension Trust, Adam Crum and James L. Apple (on behalf of themselves and derivatively on behalf of SciClone) (“Plaintiffs”), Defendants Jon S. Saxe, Friedhelm Blobel, Roberto Camerini, Richard J. Hawkins, Trevor M. Jones, Gregg A. Lapointe, Ira D. Lawrence, Dean S. Woodman, Gary Titus, Hans Schmid, Jeffery Lange and nominal party SciClone have agreed upon terms to settle the Action and have signed a written Stipulation of Settlement (“Stipulation”) setting forth those settlement terms.

On December 6, 2011, at 10:00 a.m., the Court will hold a hearing (the “Settlement Hearing”) in the Action. The purpose of the Settlement Hearing is to determine: (i) whether the terms of the

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Settlement are fair, reasonable and adequate and should be approved; (ii) whether a final judgment should be entered; and (iii) such other matters as may be necessary or proper under the circumstances.

II.	SUMMARY OF THE ACTION

The Action alleges claims on behalf of SciClone against its Board of Directors and certain executives, arising from and related to the Company’s alleged violations of the Foreign Corrupt Practices Act (“FCPA”) and the Defendants’ (as defined in ¶1.4) alleged failure to cause SciClone to implement internal controls and systems for compliance with the FCPA. The FCPA requires certain publicly-traded companies like SciClone to, among other things, implement internal controls and systems designed to detect, deter and prevent the payment of bribes, kickbacks and other improper payments to foreign officials to get or retain business. The Action alleges that the Individual Defendants, by reason of their failure to implement and maintain internal controls and systems at the Company to assure compliance with the FCPA, breached their fiduciary duties and may be held liable for damages.

In January 2011, Plaintiffs commenced discovery. On January 14, 2011, Plaintiffs served requests for production of documents on SciClone, seeking information concerning, among other things, the Company’s compliance with the FCPA. On January 25, 2011, Plaintiffs served a deposition notice on SciClone pursuant to C.C.P. §2025.230 seeking information concerning, among other things, the Company’s internal investigation into its compliance with the FCPA arising from the inquiries commenced by the United States Securities and Exchange Commission (“SEC”) and United States Department of Justice (“DOJ”) into possible FCPA violations involving SciClone.

On February 8, 2011, SciClone filed a motion for protective order to stay discovery (the “Protective Order/Stay Motion”). In the Protective Order/Stay Motion, SciClone sought a Court order staying discovery pending resolution of SciClone and the Defendants’ anticipated demurrer(s) based on the Plaintiffs’ alleged failure to adequately plead demand futility. On February 15, 2011 SciClone served objections to both the requests for production and deposition notice. After meeting and conferring with SciClone regarding Plaintiffs’ right to take discovery, on June 2, 2011, Plaintiffs filed a motion to compel production of documents and the deposition of a corporate designee of SciClone (the

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“Motion to Compel”). The Protective Order/Stay Motion and Motion to Compel are referred to collectively herein as the “Discovery Motions.”

On June 21, 2011, the Settling Parties agreed to suspend the litigation of the Action until August 19, 2011, to enable the Settling Parties to explore potential resolution of the Action. Towards that end, the Settling Parties scheduled an all-day mediation on August 11, 2011 with an able and experienced mediator with significant experience in handling FCPA-related matters, former United States District Judge Layn Phillips (the “Mediator”). In preparation for the mediation, the Settling Parties also engaged in extensive briefing regarding the merits of their respective claims and defenses for the Mediator, as well as a Mediator-sponsored information exchange.

After the announcement by the Settling Parties of their intention to mediate the Action, on August 1, 2011, a fourth, related shareholder derivative action on behalf of SciClone was filed in this Court: Emanuel v. Blobel, et al., Case No. CIV 507361 (the “Related Action”).

On August 11, 2011, the Settling Parties participated in an all-day mediation with Judge Phillips in Newport Beach, California. However, the mediation did not produce a settlement, and litigation resumed. Specifically, pursuant to the Court’s August 23, 2011 Case Management Order #3 (“CMO”), the Settlement Parties filed additional briefs on September 7, 2011 and September 14, 2011 in connection with the Discovery Motions. The CMO scheduled oral argument on the Discovery Motions for September 21, 2011 and set a further Case Management Conference for that same date.

As a result of the Action and of the settlement, reflected in this Stipulation (the “Settlement”), SciClone will institute significant corporate governance reforms designed to enhance and improve its internal controls and policies to assure compliance with the FCPA and similar anti-corruption laws, rules and regulations applicable to its business and operations. The Settling Parties believe that a settlement at this juncture on the terms and on the conditions set forth herein is fair, reasonable, adequate, and in the best interests of SciClone and its shareholders.

The Board of Directors of SciClone has approved the Settlement and each of its terms as fair, just and adequate, and in the best interest of SciClone and its shareholders.

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III.	TERMS OF THE PROPOSED DERIVATIVE SETTLEMENT

The principal terms, conditions and other matters that are part of the Settlement, which is subject to approval by the Court, are summarized below. This summary should be read in conjunction with, and is qualified in its entirety by reference to, the text of the Stipulation, which has been filed with the Court and is available at www.sciclone.com.

In connection with and conditioned upon the settlement of the Action, SciClone has agreed to implement and/or maintain the Corporate Governance Measures set forth below. These Corporate Governance Measures constitute the consideration for the Settlement, and SciClone acknowledges that the pendency and prosecution of the Action were a substantial and material factor in the Company’s decision to implement and/or maintain the Corporate Governance Measures. The Corporate Governance Measures shall be maintained for a minimum of three years from the Effective Date. These provisions will expire earlier if the Company’s stock is no longer publicly traded.

I.	CONSEQUENCES TO EMPLOYEES FOR VIOLATIONS OF THE FCPA OR OTHER CRIMINAL MISCONDUCT

If any SciClone director, officer, employee or independent contractor is found by the Board to have participated in an Established Violation (as defined below) of the FCPA or other criminal laws, the Board shall evaluate the proper personnel action, if any, to take against the director, officer, employee or independent contractor. For example, the Board may consider whether to take the following action: termination with cause or demotion of the employee or independent contractor; withholding of severance payments; and personnel action against the employee or independent contractor’s supervisor, including demotion in seniority or financial penalties. Further, the Board shall analyze and determine whether or not such person’s direct supervisor should be penalized in some manner. The results of the Board’s evaluation shall be memorialized in writing by the Board and maintained for a period of five (5) years by the Chief Financial Officer. In the event of an Established Violation, as defined below, the Company shall determine whether to take legal action to recoup, to the extent practicable, all incentive-based compensation paid to the director, officer, employee, or

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independent contractor that would not have been earned but for the Established Violation during the time period relating to the Established Violation.

“Established Violation” is defined as a violation that is documented in any of the following forms: a guilty plea or other admission of guilt under penalty of perjury, or a criminal or civil judgment or sanction.

II.	ESTABLISHMENT OF COMPLIANCE COORDINATOR

A.

The Company shall retain a senior professional with FCPA compliance experience who would be a member of the executive team and oversee implementation of the Company’s compliance programs, with particular emphasis on FCPA compliance programs (the “Compliance Coordinator”). Although the Company shall make every effort to comply with this provision within the 60-day time period set forth above, the Company’s inability to do so, despite reasonable effort, shall not constitute a breach of this agreement.

B.

The Compliance Coordinator shall have substantial knowledge of, and experience with, the type of compliance issues historically and/or routinely experienced by SciClone and be fluent in Mandarin and English.

C.

The Compliance Coordinator shall provide a report directly to the Audit Committee, and the Chair of the Audit Committee shall report to the Board, at least quarterly on SciClone’s implementation of remedial measures and compliance with the FCPA. The Compliance Coordinator shall also provide a report to the Audit Committee as necessary to provide assistance in connection with any investigation or review of a potential violation of law or in connection with any review of the Company’s accounting policies or practices.

D.	The Board, with the assistance of the Compliance Coordinator, shall review on an annual basis the Company’s: (1) Corporate Code of

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Business Conduct and Ethics (including those portions addressing the Company’s whistleblower procedures in the event of violations of Company policies); (2) Global Anti-Bribery & Anti-Corruption Policy; and (3) FCPA Compliance Training Slides. The Board shall approve all amendments to the Corporate Code of Business Conduct and Ethics and to the Global Anti-Bribery & Anti-Corruption Policy, if any. All amendments or updates shall be distributed to SciClone’s officers, directors, employees and contractors as soon as practicable, in both English and Mandarin. The Corporate Code of Business Conduct and Ethics and the Global Anti-Bribery & Anti-Corruption Policy shall be posted on the Company’s website in both English and Mandarin.

E.

The Compliance Coordinator shall conduct, to the extent practicable, an annual review of the Company’s compliance with the Global Anti-Bribery & Anti-Corruption Policy and periodic unannounced visits to the Company’s offices in China (on a rotating basis) to ensure compliance. The Compliance Coordinator shall prepare written reports of the facts observed during the review and any results or conclusions reached concerning the compliance status. These reports shall be provided to the Audit Committee as part of the Compliance Coordinator’s quarterly report.

F.

Each location from which the Company conducts financial operations, and in which the Compliance Coordinator is not primarily located, shall have a designated point person to be a liaison for the Compliance Coordinator, and the Compliance Coordinator shall communicate orally with each liaison on a regular basis. If the Compliance Coordinator is not fluent in Mandarin, the liaison shall either be fluent in English or have access to a translator to assist in discussions between the Compliance Coordinator and the liaison.

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G.

In addition to the quarterly review reports to the Audit Committee, the Compliance Coordinator shall provide a written and/or oral report to the Board, the Company’s legal counsel, the CEO, the CFO, the internal auditors and the Company’s external auditors at least quarterly, before the issuance of the Company’s Form 10-Q or Form 10-K filings, concerning compliance with the Corporate Code of Business Conduct and Ethics and the Global Anti-Bribery & Anti-Corruption Policy.

H.	The Compliance Coordinator shall have the right to present a report at any regularly-noticed meeting of the Board or Committee thereof.

I.

Section F of The Corporate Code of Business Conduct and Ethics shall be amended (1) to include the Compliance Coordinator as one of the persons to whom a report of a potential violation of the Code of Conduct may or should be made; and (2) to provide that the whistleblower log regarding China-based operations shall be maintained by the Chief Compliance Officer.

IV.	III.	COMPLIANCE PROGRAM AND CODE

A.

SciClone’s Global Anti-Bribery & Anti-Corruption Policy (“Policy”) shall be designed to prevent and detect violations of the FCPA and other applicable laws throughout SciClone’s global operations. The Policy shall include the following:

1.

Strong, explicit and visible support and commitment from Section 16 officers, senior management and the Board to the Company’s internal controls, ethics, and compliance programs. This commitment shall be communicated to all employees and contractors in writing, in both English and Mandarin, as soon as reasonably practicable and periodically thereafter.

2.	An overall statement expressing clear corporate policy prohibiting the provision of any financial benefit or benefit-in-

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kind to any non-U.S. Government Official (“Governmental Official”) or Health Care Professional (“HCP”) in exchange for prescribing, recommending, purchasing, supplying or administering SciClone products or for a commitment to continue to do so, or that may have an inappropriate influence on a Government Official or HCP, or HCP’s prescribing practices, or that would create the appearance of doing so.

3.	A requirement that all interactions with Government Officials and HCPs must comply with the Policy and with all applicable laws, rules and regulations.

4.	Guidelines applicable to all directors, officers, employees, independent contractors and/or agents concerning:

a.	Gifts;

b.	Hospitality, entertainment and expenses;

c.	Honoraria;

d.	Charitable donations and sponsorships;

e.	Facilitation payments;

f.	Travel;

g.	Solicitation and extortion.

5.

Directions to report any potential violation of the Policy to any SciClone manager, the Compliance Coordinator, or the Chair of the Audit Committee, and information regarding how to submit an anonymous report.

6.

A requirement that all agents, business partners, distributors, consultants and joint venture partners must also comply with the Policy, and that the Company must perform a reasonable due diligence investigation before signing any contract with a third-

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party (other than for a one-time speaking or meeting engagement).

7.

If the Board has received information or facts suggesting that activity has been undertaken by the Company, its officers, directors, employees, independent contractors or agents that may violate the FCPA, the Board must promptly consider whether to report such information to the DOJ and the SEC (or any other governmental or regulatory authority). In evaluating whether to report a potential violation, the Board shall consult with outside legal counsel with substantial experience in such matters.

8.

The quarterly report from the Compliance Coordinator shall include a summary of the nature and types of expenditures incurred or paid for by the Company relating to travel of non-SciClone officers, directors, employees or independent contractors, including but not limited to a summary of travel expenses of HCP to seminars and events conducted or sponsored (in whole or in part) by SciClone.

B. SciClone’s Corporate Code of Business Conduct and Ethics or its Policy shall:

1.

Contain the following, or substantially similar, statements: “SciClone is committed to providing a work environment reflecting good corporate citizenship and appropriate business behavior. This Code of Conduct applies to all officers, full and part time employees, contract workers, directors and anyone who conducts business with SciClone. Conduct in violation of this policy is unacceptable in the workplace and in any work-related setting outside the workplace. Any officer, director, employee or contract worker who violates this Code of Conduct will be

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subject to disciplinary action, up to and including termination of his/her employment or engagement.”

“SciClone prohibits payments of any kind to any person either to obtain advantage in selling goods or services or to advance our interests with government authorities. This prohibition applies to all SciClone employees and to any such payment made anywhere in the world. The prohibition also covers offers to make such payments, whether the actual payment is accepted or not. In our business, we must be particularly sensitive to bribery and corruption issues because a country’s government may be both the regulator of our projects and a major customer.”

2.

Require pre-approval of any invitation to a government official and/or HCP that involves travel and other sponsorship, entertainment, gifts and/or speaker/consultant fees when the expense exceeds $2,500.

3.	Provide that, whenever possible, pre-approval should be applied for and obtained before extending any invitation to a government official and/or HCP.

4.

Require that proposed sponsorship is limited to payment of the actual cost of travel, meals, room charges and taxes, internet service and registration fees; prohibit extravagant hospitality; prohibit travel-related payments for guests and/or relatives of the Government Official and/or HCP; and provide guidelines for entertainment expenses when business entertainment may be required.

5.	Prohibit gifts to Government Officials and/or HCP other than promotional items, medical or educational items, or inexpensive cultural courtesy gifts.

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6.	This Code shall be discussed and approved at the soonest available Board meeting.

IV.	INTERNAL CONTROLS AND COMPLIANCE FUNCTION

A.	SciClone shall maintain its internal audit and control function with respect to compliance with laws and regulations, which includes:

1.	Identifying necessary resources needed to effectively manage internal knowledge of existing laws and regulations.

2.	Assessing risks of non-compliance with laws and regulations, incorporating such risk assessments into internal audit procedures.

B.	SciClone presently outsources its internal audit function and may continue to do so.

C.

SciClone’s internal auditor shall report directly to the Audit Committee at least quarterly. The internal auditor’s report shall provide a balanced assessment of significant legal compliance risks and effectiveness of the system of internal controls in managing these risks.

D.

The Company’s CFO shall not have been employed by one of the Company’s outside audit firms during the prior two years or, if involved in the auditor firm’s audit of the Company, during the prior five years.

V.	USE OF FOREIGN AGENTS AND DISTRIBUTORS

A.

The Company shall conduct due diligence pertaining to the hiring of all foreign agents and distributors utilized by the Company. Before entering into any contract with any third-party to act as a foreign agent or distributor (other than one engaged as a speaker, moderator or speaker panelist, or otherwise for a one-time speaking or meeting engagement), the Company must first conduct a reasonable investigation into its background, reputation and business capabilities. The due-diligence investigation should be documented using the form SciClone has

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developed for this purpose. After a third-party contract has been signed, the company will require periodic due diligence reviews to ensure that the third-party is complying with the Policy.

B.

The compensation structure for third-parties shall not create a potential incentive for corrupt payments to foreign officials. Compensation must be commercially reasonable and commensurate with the tasks foreign agents or distributors actually undertake. Contracts should generally provide fixed compensation for specific, identified tasks and should avoid large percentage-based commissions and success fees.

C.

Contracts with any third-party to act as a foreign agent or distributor (other than the speaker agreements noted above) must contain representations and warranties relating to the Policy and compliance therewith. Annual certifications regarding compliance with the Policy shall be obtained from third-parties whose contracts with the Company exceed an annual value of $150,000.

VI.	EMPLOYEE COMPLIANCE TRAINING

The Company shall mandate annual training concerning compliance with the FCPA and all related Company policies.

A.	The Compliance Coordinator shall be charged with primary responsibility for employee education and training concerning compliance with the FCPA.

B.

Training shall be mandatory for all directors, officers, employees and independent contractors of the Company. Training shall be annual for all such persons and, in the event a person is appointed or hired after the annual training for a particular year, a special training session shall be held for such individual as soon as reasonably practicable after his or her appointment or hiring.

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C.

Training shall include coverage of the Company’s Policy and the Corporate Code of Business Conduct and Ethics. Further, the training shall discuss recent development regarding the FCPA, including changes in the law and convictions/settlements with the DOJ (including examples of behavior and conduct that was found to violate the FCPA).

D.	Training shall be in person where practicable. Training shall be provided in Mandarin for those employees based in China.

E.	Upon completion of training, the person receiving the training shall provide a written certification as to his or her receipt and understanding of the obligations under the Company’s policies.

V.	VII.	CLAWBACK IN THE EVENT OF RESTATEMENT

SciClone will implement policies for disclosure and clawback of incentive-based compensation for officers consistent and compliant with any rules that the SEC may adopt under Dodd-Frank Act § 954 promptly upon adoption of such rules by the SEC. The Board shall consider the potential enactment of a clawback policy that is stronger than that required by the SEC; such policy may include a requirement for the recoupment in the event of a material restatement of the Company’s financial statements of all incentive-based compensation paid to certain officers earned during the period covered by the restatement.

VIII.	WHISTLEBLOWER PROGRAM

The whistleblower mechanisms set forth at Section F of the Company’s current Corporate Code of Business Conduct and Ethics shall be modified as follows:

A.

The provisions of Section F shall be expanded to make clear that the whistleblowing provisions are designed to report any potential or suspected violation of any federal or state law, and not simply to report violations of internal Company policies.

B.	In addition to the existing mechanisms for reporting a complaint that are set forth in Section F, the reporting person (i.e., the “whistleblower”)

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shall be directed that he or she may report the matter to the Compliance Coordinator or the CFO, in addition to the chair of the Audit Committee. Such complaints may be anonymous, but Section F shall encourage the whistleblower to reveal his or her identity to permit a more efficient and timely resolution of the matter. The current representations in Section F concerning protection from retaliation shall be repeated in the modified policy.

C.

All complaints received by any manager, director, officer, or person other than the Compliance Coordinator or the CFO shall be forwarded to the Compliance Coordinator and the CFO who shall promptly evaluate how to respond to the complaint in conjunction with the Audit Committee.

D.

The log of such complaints (as currently required in Section F) as well as the results of all investigations or complaints shall be memorialized in writing and maintained by the Chief Compliance Officer for a period of not less than five (5) years.

E.

Where the whistleblower has identified himself or herself in the complaint, the Compliance Coordinator shall notify the whistleblower when the investigation or evaluation of the complaint is complete and the results thereof, to the extent reasonably practicable.

F.

All contact information and directions for the Whistleblower Hotline shall be conspicuously and widely posted by the Company on its website and elsewhere, as to be available not only to employees but also to customers, vendors and other third parties.

The Stipulation provides for the entry of a Judgment dismissing the Action against the Defendants with prejudice and, as explained in more detail in the Stipulation, barring and releasing certain known or unknown claims that have been or could have been brought in any court by the Plaintiffs in the Action or by SciClone, or any of its shareholders, against SciClone and the Defendants

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relating to any of the claims or matters that were or could have been alleged or asserted in any of the pleadings or papers filed in the Action. The Stipulation further provides that the entry of the Judgment will bar and release any known or unknown claims that have been or could have been brought in any court by the Defendants against Plaintiffs or Plaintiffs’ Counsel related to any of the claims or matters that were or could have been alleged or asserted in any of the pleadings or papers filed in the Action or based upon or arising out of the institution, prosecution, assertion, settlement, or resolution of the Action.

VI.	PLAINTIFFS’ ATTORNEYS’ FEES AND EXPENSES

Lead Counsel and SciClone, with the assistance of the Mediator, former United States District Court Judge Layn R. Phillips (Ret.), negotiated the attorneys’ fees and expenses that SciClone has agreed to pay or cause to be paid to Plaintiffs’ Counsel, subject to Court approval. As a result of these negotiations, and in light of the substantial benefit conferred, SciClone agreed that Plaintiffs’ Counsel be paid $2,500,000 for their fees and expenses (“Fee and Expense Award”). The Fee and Expense Award includes fees and expenses incurred by Plaintiffs’ Counsel in connection with the prosecution and settlement of the Action. To date, Plaintiffs’ Counsel have not received any payments for their efforts on behalf of SciClone shareholders. The Fee and Expense Award will compensate Plaintiffs’ Counsel for the results achieved in the Action.

VII.	REASONS FOR THE SETTLEMENT

Counsel for the Settling Parties believe that the Settlement is in the best interests of the Plaintiffs, SciClone and its shareholders.

A.	Why Did Plaintiffs Agree to Settle?

Plaintiffs and their counsel believe that the claims asserted in the Action have merit. However, Plaintiffs and their counsel recognize and acknowledge the expense and length of continued proceedings necessary to prosecute the Action against the Defendants through trial and appeal. Plaintiffs and their counsel also have taken into account the uncertain outcome and the risk of any litigation, especially in complex action such as the Action, as well as the difficulties and delays inherent in such litigation. Plaintiff and their counsel also are mindful of the inherent problems of proof of, and possible defenses to, the violations asserted in the Action. Based on Plaintiffs’ and their counsel’s

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understanding of the facts, the settlement provides an excellent recovery based on the alleged conduct of the Defendants. Based on their evaluation, Plaintiffs and their counsel have determined that the settlement set forth in the Stipulation is in the best interests of SciClone and its shareholders.

B.	Why Did the Defendants Agree to Settle?

Defendants have denied, and continue to deny each and every one of the claims, contentions and allegations made against them or that could have been made against them in the Action, and expressly deny all charges of wrongdoing or liability against them. Defendants assert that they have satisfied their fiduciary duties at all relevant times, have acted in good faith and in the best interests of SciClone and its shareholders, have meritorious defenses to Plaintiffs’ claims and that judgment should be entered dismissing all claims against them with prejudice. Defendants also have denied and continue to deny, inter alia, the allegations that Plaintiffs, SciClone or its shareholders have suffered damage, or that Plaintiffs, SciClone or its shareholders were harmed by the conduct alleged in the Action. Defendants have thus entered into the Stipulation solely to avoid the continuing additional expense, inconvenience, and distraction of this litigation and to avoid the risks inherent in any lawsuit, and without admitting any wrongdoing or liability whatsoever.

VIII.	SETTLEMENT HEARING

On December 6, 2011, at 10:00 a.m., the Court will hold the Settlement Hearing at the Superior Court of the State of California for the County of San Mateo, 800 North Humboldt Street, San Mateo, CA, 94401. At the Settlement Hearing, the Court will consider whether the terms of the Settlement are fair, reasonable and adequate and thus should be finally approved, whether the Fee and Expense Award should be approved and whether the Action should be dismissed with prejudice pursuant to the Stipulation.

IX.	RIGHT TO ATTEND SETTLEMENT HEARING

Any SciClone shareholder may, but is not required to, appear in person at the Settlement Hearing. If you want to be heard at the Settlement Hearing, then you must first comply with the procedures for objecting, which are set forth below. The Court has the right to change the hearing dates or times without further notice. Thus, if you are planning to attend the Settlement Hearing, you should confirm the date and time before going to the Court. SCICLONE SHAREHOLDERS WHO HAVE

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NO OBJECTION TO THE SETTLEMENT DO NOT NEED TO APPEAR AT THE SETTLEMENT HEARING OR TAKE ANY OTHER ACTION.

X.	RIGHT TO OBJECT TO THE SETTLEMENT AND PROCEDURES FOR DOING SO

You have the right to object to any aspect of the Settlement. You must object in writing, and you may request to be heard at the Settlement Hearing. If you choose to object, then you must follow these procedures.

A.	You Must Make Detailed Objections in Writing

Any objections must be presented in writing and must contain the following information:

1. Your name, legal address, and telephone number;

2. Proof of being a SciClone Shareholder as of October 3, 2011;

3. A statement of the basis of your objection to the Settlement;

4. Notice of whether you intend to appear at the Settlement Hearing (this is not required if you have lodged your objection with the Court); and

5. Copies of any papers you intend to submit to the Court.

The Court may not consider any objection that does not substantially comply with these requirements.

B.	You Must Timely Deliver Written Objections to the Court, Plaintiffs’ Counsel, and SciClone

YOUR WRITTEN OBJECTIONS MUST BE ON FILE WITH THE CLERK OF THE COURT NO LATER THAN NOVEMBER 18, 2011. The Court Clerk’s address is:

Clerk of the Court

SUPERIOR COURT OF THE STATE OF CALIFORNIA

COUNTY OF SAN MATEO

Attn: Dept. 2

800 North Humboldt

San Mateo, CA 94401

YOU ALSO MUST DELIVER COPIES OF THE MATERIALS TO PLAINTIFFS’ COUNSEL AND COUNSEL FOR SCICLONE SO THEY ARE RECEIVED NO LATER THAN NOVEMBER 18, 2011. Counsel’s addresses are:

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Counsel for Plaintiffs

Ellen Gusikoff Stewart

ROBBINS GELLER RUDMAN & DOWD LLP

655 West Broadway, Suite 1900

San Diego, CA 92101-3301

Counsel for Nominal Defendant SciClone

Jessica Valenzuela Santamaria

COOLEY LLP

Five Palo Alto Square

3000 El Camino Real

Palo Alto, CA 94306-2155

Unless the Court orders otherwise, your objection will not be considered unless it is timely filed with the Court and delivered to Counsel and counsel for SciClone.

Any Person or entity who fails to object or otherwise request to be heard in the manner prescribed above will be deemed to have waived the right to object to any aspect of the Settlement or otherwise request to be heard (including the right to appeal) and will be forever barred from raising such objection or request to be heard in this or any other action or proceeding.

XI.	HOW TO OBTAIN ADDITIONAL INFORMATION

This Notice summarizes the Stipulation. It is not a complete statement of the events of the Action or the Stipulation.

You may inspect the Stipulation and other papers in the Action at the Superior Court of the State of California for the County of San Mateo Clerk’s office at any time during regular business hours of each business day. The Clerk’s office is located at the Superior Court of the State of California for the County of San Mateo, 400 County Center, Redwood City, CA 94063-1655. However, you must appear in person to inspect these documents. The Clerk’s office will not mail copies to you. You may also view and download the Stipulation at www.sciclone.com.

If you have any questions you have about matters in this Notice you may contact by telephone at 1-800-449-4900 or in writing Rick Nelson, Shareholder Relations, Robbins Geller Rudman & Dowd LLP, 655 West Broadway, Suite 1900, San Diego, CA 92101.

NOTICE OF PROPOSED SETTLEMENT

PLEASE DO NOT CALL, WRITE, OR OTHERWISE DIRECT QUESTIONS TO EITHER THE COURT OR THE CLERK’S OFFICE.

DATED October 6, 2011	BY ORDER OF THE COURT SUPERIOR COURT OF CALIFORNIA COUNTY OF SAN MATEO

NOTICE OF PROPOSED SETTLEMENT